Exhibit 10.1

PROMISSORY NOTE

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PRINCIPAL AMOUNT:

$194,974

*$180,974 was loaned on July 10, 2009 and has been accruing

  interest at a rate of 6% per annum.

*$14,000 was loaned on September 15, 2009 and, as of the

  date hereof, has not been accruing interest.

INTEREST RATE:

6.00%

BORROWER:

LUX ENERGY CORP.

LENDER:

C.U. YOUROILRIG CORP.

DUE DATE:

DECEMBER 31, 2010

PAYMENT:

$194,974 AND ANY ACCRUED INTEREST SHALL BE DUE BY 5:00PM

PACIFIC TIME ON OR BEFORE THE DUE DATE

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1.

Principal Repayment.  For value received, Borrower hereby promises to pay to Lender the principal amount of $194,974 with 6% simple interest thereon.  Of the total Principal Amount, $180,974 has been accruing interest at a rate of 6% since July 10, 2009.

2.

Payment Terms. Borrower shall pay the principal as follows:

(a)

Initial Payment. Lender shall pay Borrower a single payment of $194,974 on the date of execution hereof; and,

(b)

Balloon Payment. The Borrower shall repay the Principal Amount plus the accrued interest on or before December 31, 2010 (the "Due Date").

3.

Default. Borrower will be in default if any of the following occur:

(a)

Borrower breaks any promise Borrower has made to Lender in this Note or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note;

(b)

Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf in connection with this Note is false or misleading in any material respect; or,

(c)

A receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any Bankruptcy or insolvency laws seeking the liquidation or reorganization of Borrower and such proceeding is not dismissed within 60 days after such filing.

4.

Borrower’s Right to Prepay.  Borrower may pay without penalty, all or a portion of the amount owed earlier that it is due. Any prepayment shall be first applied against any accrued and unpaid interest and then to reduce the amount of principal due under this Note.

5.

Waiver of Demand, Presentment, etc. The Borrower hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

6.

Payment.  Except as otherwise provided for herein, all payments with respect to this Note shall be made in lawful currency of the United States of America by check or wire transfer of immediately available funds, at the option of the Lender, at the principal office of the Lender or such other place or places or designated accounts as may be reasonably specified by the Lender of this Note in a written notice to the Borrower at least one (1) business day prior to payment.

7.

Assignment.  The rights and obligations of the Borrower and the Lender of this Note shall be binding upon, and inure to the benefit of, the permitted successors, assigns, heirs, administrators and transferees of the parties hereto.

8.

Waiver and Amendment.  Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrower and the Lender

9.

Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or delivered by facsimile transmission, to the Borrower at the address or facsimile number set forth herein or to the Lender at its address or facsimile number set forth in the records of the Borrower.  Any party hereto may by notice so given change its address for future notice hereunder.  Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered or, if notice is given by facsimile transmission, when delivered with confirmation of receipt.

10.

Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b)

THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OF CALIFORNIA OR UNITED STATES FEDERAL COURTS LOCATED IN SAN DIEGO, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE. THE BORROWER IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE BORROWER FURTHER AGREES THAT SERVICE OF PROCESS UPON IT MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT THE LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  THE BORROWER AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c)

THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE.

11.

Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

12.

Headings.  Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

13.

Attorneys Fees.  Borrower agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to any other relief to which that party may be entitled.  This provision shall be applicable to the entire Note.

14.

Entire Agreement.  This Note represents the entire outstanding obligation by Borrower to  Lender in relation to the repayment of such amount due hereunder and supersedes all prior notes, agreements and understandings between Borrower and Lender with respect to the subject matter hereof, written or oral, including, without limitation, the Assumed Note and Security Agreement.

IN WITNESS WHEREOF, the Borrower has caused this Note to be issued as of the date first above written.

Lux Energy Corp.

By:   /s/ Shane Broesky

        Shane Broesky, President

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